Washington Mutual Investors Fund
45 Years of Planning for the Future

[PHOTO]

[Logo]
The American Funds Group(R)

1997 Annual Report

Washington Mutual Investors Fund... seeks to provide income and growth of principal through quality common stocks.

[Photo]

About our cover...

A stylized illustration of George Washington surveying his properties. At one point he had accumulated 50,000 acres of land.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the Fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years:
+226.08%, or +12.55% a year; 5 years: +107.00%, or +15.66% a year; 12 months: +12.23%.  Sales charges are lower for accounts of $50,000 or more.

THE FIGURES SHOWN REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY FLUCTUATING STOCK PRICES SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[PHOTO]

Fellow Shareholders
     Washington Mutual Investors Fund enjoyed another excellent year in fiscal 1997. For the 12 months ended April 30, the Fund's share value increased 22.4% with all dividends reinvested. This follows gains of 30.4% in 1996 and 17.0% in 1995. For the three years, the total increase amounts to a little over 86% after taking into account the effects of compounding.

     As gratifying as these results have been, we feel obliged, once again, to sound a cautionary note. It is unrealistic to expect that your fund can continue chalking up gains of this magnitude for any extended period. We would remind all of our investors that nothing rises in a straight line forever, and that there are going to be years when the share value declines. Accordingly, we encourage you to maintain a long-term perspective toward your holdings.

     In fiscal 1997, the unmanaged Standard & Poor's 500 Composite Index rose 25.1% on a total return basis. Both the market and the Fund had their gains trimmed by a downswing in stock prices in March and April. This correction was tied to an interest-rate increase by the Federal Reserve and is discussed in greater detail in the Investment Manager's Report on page 2.

     Debate continues over the extent to which the lengthy bull market has resulted in an overvaluation of common stocks. While valuations seem high by historical standards, the current level of valuations could be considered somewhat more rational than in the past due to the greater profit opportunities presented by ongoing corporate restructurings.

     Whatever the outcome of this debate, Washington Mutual continues to be guided by the strict criteria which must be met by all investments for its portfolio. This approach has produced favorable long-term results for the Fund in the past, and we are confident it will continue to do so in the future.

     During the fourth quarter of fiscal 1997, six new names were added to the portfolio: Caterpillar, Echlin, Genuine Parts, Kellogg, Phelps Dodge and Wisconsin Energy. Pacific Telesis no longer appears in the portfolio because it was merged into SBC Communications in April. Also, five other holdings were eliminated during the quarter: ACNielsen, Conrail, Lucent Technologies, NCR and Union Pacific Resources Group.

     Washington Mutual's family of investors now numbers about one-and-a-quarter million accounts, including 157,000 trustees, guardians and custodians and 85,000 corporate pension and retirement funds. Your management is grateful for the continued support shown by all of our institutional and individual shareholders.

     On page 6 you will find an article entitled "Planning Ahead," which highlights the early efforts of George Washington as a surveyor and relates those efforts to the need for long-range planning, including planning for retirement. We hope you find the article interesting and informative.

     Questions and comments from shareholders are always welcome. We look forward to reporting to you again in September.

Cordially,

(Signatures)

Stephen Hartwell         James H. Lemon, Jr.      Harry J. Lister
Chairman                 Vice Chairman            President

June 3, 1997


[PHOTO]

Investment Manager's Report

After pushing upward to new highs, the U.S. stock market recorded a decline toward the end of fiscal 1997. Between mid-March and mid-April, the market fell 9.8% as measured by the Dow Jones Industrial Average, and 9.3% as measured by the S&P 500. (Both indexes are unmanaged.) The correction, however, was short-lived. Stock prices subsequently staged an impressive rally, regaining all of the lost ground in a matter of weeks.

     The brief but sharp decline came on the heels of a four-month span when the U.S. economy showed extraordinary strength. Government figures for December and the first quarter of calendar 1997 suggested that business might be expanding at a pace that could lead to a significant increase in inflation. The Federal Reserve Board reacted by raising the federal funds rate _ the rate banks charge each other for overnight loans _ for the first time in more than two years. This led to an increase in prime lending rates. While not entirely unanticipated, the Fed's action nonetheless unsettled a great many investors and sent stock prices tumbling.

     While the goal of the Federal Reserve is to moderate the recent surge in business activity and forestall inflationary pressures, any strategy to institute a series of interest rate hikes would not be without risk to the economic expansion. However, the Fed clearly believes that the greater danger would be to allow wages and prices to accelerate. From a positive standpoint, the March 25 hike can be viewed as part of a mid-course correction designed to keep the six-year-old expansion moving forward, albeit at a slower pace. This is the second such correction engineered by the nation's central bank during the current business cycle. The first, in the winter of 1994-95, proved successful in curtailing inflationary concerns without stifling the economy.

The Impact on Washington Mutual

     In absolute terms, fiscal 1997 was another banner year for your Fund. However, the stock market's response to the March interest-rate hike had a definite bearing on our 12-month results. When the market turned down, financial and yield-oriented issues such as banks and utilities were among the hardest hit securities. This type of investment has served Washington Mutual well in the past and continues to figure prominently in its portfolio, which is oriented toward income as well as growth. For the month of April, however, these interest-rate-sensitive stocks fared poorly, causing the Fund to trail the S&P 500 by 2.7%. Had it not been for that one month, Washington Mutual would have outpaced the index for the fiscal year.

     Relative to the vast majority of its peers, your Fund continues to do well. According to Lipper Analytical Services, Washington Mutual's return ranked in the top 10% (5th out of 54) among growth-and-income funds in existence throughout the past 30 years; for the ten years ended April 30, it ranked in the top 19% (24th out of 130) among comparable funds; for the five years, in the top 15% (32nd out of 215); and for the 12 months ended April 30, in the top 17% (91st out of 546). (Lipper rankings do not reflect the effects of sales charges.)

Diversification and Strict Standards

     The portfolio which begins on page 10 shows how the Fund's assets were diversified at fiscal year-end. The largest industry positions were Banking, with 15.2% of net assets, followed by Health & Personal Care (11.9%), Energy Sources (11.1%), Telecommunications (8.6%) and Electric & Gas Utilities (8.3%). Our five largest individual investments on April 30 were Atlantic Richfield, DuPont, Ameritech, AT&T and Texaco.

     We will continue to focus our research efforts on identifying long-term investment opportunities which meet Washington Mutual's strict standards. Those standards provide a discipline that has helped us weather all kinds of investment conditions in the past, and we believe they should continue to do so in the future.

[Chart 1]

A mountain chart comparing the performance of Washington Mutual to the Standard (and) Poor's 500 Composite Index and the Consumer Price Index as required under Item 5A of Form N-1A-Management's Discussion of Fund Performance. The chart covers the period from July 31, 1952 to April 30, 1997.

The Fund's Long-Term Results

How a $10,000 investment in Washington Mutual Investors Fund has grown

This chart shows how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 1997.

     As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $2,763,026. Over the same period, that $10,000 would have grown to $1,708,803 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks and to $100,562 in the average savings institution* with dividends reinvested or interest compounded.

     The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1987. At that time, according to the table, the value of the investment illustrated here was $771,947. Since then it has gone up almost fourfold to $2,763,026. Thus, in the same 10-year period, the value of your 1987 investment _ regardless of its size _ has almost quadrupled.

[Chart 2 as described above]

[Footnotes to Chart]

<F1> Results reflect payment of the maximum sales charge of 5.75% on the
$10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

<F2> Capital Value includes capital gain distributions of $146,397, but does not reflect income dividends of $162,059 taken in cash.

<F3> Total Value includes reinvested dividends of $666,340 and reinvested capital gain distributions of $621,556.

<F4> Since the Fund's inception on July 31, 1952.

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results which may be realized from an investment made in the Fund today.

<F5> Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

[Photo]

Planning Ahead

An early start: George Washington received his formal commission as a surveyor from the College of William and Mary in Williamsburg, on July 20, 1749. He traveled to Culpeper County, Virginia, to take his oath and conduct his first licensed survey. He was all of seventeen years old.

Many people are unaware that George Washington started his career as a surveyor - mapping out boundaries, plotting routes and planning cities. Indeed, his surveying tools were among his most cherished possessions and may still be seen today at his home at Mount Vernon, Virginia. During and after his Presidency, he continued to think and plan ahead; he was instrumental in choosing the site of the national capital city that would bear his name and in selecting surveyors and architects to make the plan a reality.

     The groundwork for an investment plan requires similar forethought. You've probably heard the expression "people don't plan to fail; they simply fail to plan." Have you ever set out for a destination only to realize you've misplaced the map? Or failed to buy one? There's nothing worse than knowing you are supposed to be at a certain place at a specific time and you end up either late or lost!

     While it often seems easier to view investments in the short term, it is far more important to keep your long-term goal in sight. Not straying from your investment plans is the best thing you can do to attain your goal. Once you've decided on your destination, you will want to figure out the safest and best way to reach it.

     People save for a variety of reasons, but one very common reason is retirement. Many younger people are beginning to realize that Social Security will not provide enough income in their golden years and will have to be supplemented by a plan dedicated to ensuring financial independence at retirement. In this 45th year of the Fund's operation, it is fitting to take the hypothetical example of a 20-year-old who, on the inception date of the Fund, July 31, 1952, was able to start saving for



_______
[Photo]

Plotting it out: George Washington spent many of his early years mapping the extensive lands owned by his father, as well as neighboring farms in the area in which he grew up.

[Photo]

Auspicious beginnings: George Washington was chosen by Lord Fairfax to assist in laying out the map of the busy new port town of Alexandria, Virginia.

[Photo]

Far-reaching: The moccasin-worn trail that the young surveyor widened through the Maryland Appalachians became the National Pike, America's first road to the West. It is now US Route 40 (paralleled by Interstate 70).
__________


retirement with the minimum $250 initial investment, adding $50 a month over the years. Now nearing retirement age at 65, this retiree, through the use of a systematic investment plan, is able to enjoy a nest egg of some $1,397,869 which includes reinvested dividends and capital gain distributions. That's an average annual compound return of 13.4%, better than the Standard & Poor's 500 average annual compound return of 12.0% (and $869,511) for the same period (inception date through April 30, 1997).

     Another example of a long-term savings strategy is an investment plan to save for college tuition. The skyrocketing costs for both public and private institutions may seem like the least of concerns to a family just starting out, but they will become more and more pressing as the children approach college age.

     The cost of a college education keeps rising. For the 1996-97 college year, the average four-year price tag for public and private institutions was $42,211 and $89,072, respectively. To accumulate those sums in Washington Mutual by the end of 1996, a person would have had to invest $29 a month (for a public university) or $62 a month (for a private college) throughout the past 18 years, starting on December 31, 1978. Or they would have had to invest a lump sum equal to $2,420 (for public) or $5,106 (for private) at the start of the 18-year period. These figures assume reinvestment of all dividends and capital gain distributions and an average compound return of 17.2% a year. This represents Washington Mutual's average return over the 18 years, but it is substantially higher than the 13.4% compound return generated by the Fund over its 45-year lifetime and also higher than the 12.0% compound return recorded by the S&P 500 over the Fund's lifetime.

     These examples, of course, are compiled with the benefit of hindsight. Past results are no guarantee of future performance and the results achieved by the Fund in the past may or may not be duplicated in the

[Photo]

Long-term view: As President, he personally selected surveyors and architects to lay out the Federal City of Washington, D.C., instructing artist-engineer Pierre-Charles L'Enfant "to delineate a grand and general plan" for the formation of the Capital City's public spaces, roads and neighborhoods.

future. What is a certainty, however, is that preparation for the future begins in the present. If you haven't done so already, sit down with your broker or financial planner and determine your financial objectives and chart a course to meet them, whether by setting aside a lump-sum investment now or starting with a smaller amount and adding to it on a monthly, quarterly or even yearly basis. The benefits of time will compound your investment.

     Even the best-laid plans can suffer setbacks. While it is impossible to accurately predict the time and severity of a setback in the financial markets, history suggests that they will occur. One should make every effort to be prepared for them and take them in stride. Setbacks can cause investors to reassess their financial destination and try to find an alternate route - a route that might ultimately lead them astray. Inexperienced investors are frequently concerned with the timing of their investments; but for the long-term investor, time _ not timing _ is the more important consideration. Therefore: don't fail to plan and don't let your plan fail!

[Photo]

A man, a plan, a canal:
Washington! George Washing-ton's interest in navigation led him to map out an inland waterway route to the Mississippi River from Washington, D.C., the canal section of which is the precursor of what is today the Chesapeake and Ohio Canal National Park (a route whose 170-mile length he had navigated on the paralleling Potomac River as a younger man).


Investment Portfolio
April 30, 1997

Five Largest Investment Categories

                         Percent of
                         Net Assets
Finance                     25.13%
Energy                      19.42
Services                    18.42
Consumer Goods              16.36
Capital Equipment            7.20

Ten Largest Individual Holdings

                         Percent of
                         Net Assets
Atlantic Richfield           3.15%
DuPont                       2.69
Ameritech                    2.43
AT&T                         2.41
Texaco                       2.31
Warner-Lambert               2.23%
Amoco                        2.21
U S WEST Communications      2.15
Bank of New York             1.94
Eli Lilly                    1.87




                                                                                  Market       Percent
                                                                                   Value       of Net
                    Common Stocks                                     Shares       (000)       Assets
Energy              Energy Sources (11.11%)
                    Amoco Corp.                                  7,450,000    $  623,006      2.21%
                    Atlantic Richfield Co.                       6,510,000       886,174      3.15
                    Chevron Corp.                                5,700,000       390,450      1.39
                    Exxon Corp.                                  4,800,000       271,800       .97
                    Kerr-McGee Corp.                             2,300,000       138,862       .49
                    Mobil Corp.                                    475,000        61,750       .22
                    Texaco Inc.                                  6,175,000       651,463      2.31
                    Unocal Corp.                                 2,740,100       104,466       .37
                                                                               3,127,971     11.11

                    Utilities: Electric & Gas (8.31%)
                    American Electric Power Company, Inc.        3,750,000       151,875       .54
                    Atlantic Energy, Inc.                        1,650,000        26,606       .09
                    Baltimore Gas and Electric Co.               2,000,000        51,000       .18
                    Brooklyn Union Gas Co.                         900,000        24,638       .09
                    Carolina Power & Light Co.                   3,500,000       119,000       .42
                    Central and South West Corp.                 2,650,000        53,331       .19
                    CINergy Corp.                                  700,000        23,275       .08
                    Consolidated Edison Co. of New York, Inc.    6,000,000       166,500       .59
                    Consolidated Natural Gas Co.                 2,100,000       105,787       .37
                    Dominion Resources, Inc.                       595,000        20,453       .07
                    DTE Energy Co.                               3,465,000        92,689       .33
                    Duke Power Co.                               4,150,000       182,081       .65
                    Edison International                         6,347,000       133,287       .47
                    Florida Progress Corp.                       4,835,800       148,701       .53
                    FPL Group, Inc.                              1,300,000        58,012       .21
                    Houston Industries Inc.                      5,480,000       109,600       .39
                    Northeast Utilities                          4,555,000        37,579       .13
                    OGE Energy Corp.                               400,000        16,600       .06
                    PanEnergy Corp.                              2,769,400       122,546       .43
                    PECO Energy Co.                              4,000,000        79,000       .28%
                    PG&E Corp.                                   3,950,000        94,800       .34
                    PP & L Resources, Inc.                       4,700,000        92,237       .33
                    Public Service Enterprise Group Inc.         3,820,000        92,158       .33
                    Puget Sound Power & Light Co.                1,000,000        24,500       .09
                    Southern Co.                                 8,000,000       163,000       .58
                    Union Electric Co.                           3,900,000       138,938       .49
                    Wisconsin Energy Corp.                         550,000        13,750       .05
                                                                               2,341,943      8.31
                    Total Energy                                               5,469,914     19.42

Materials           Building Materials & Components (.02%)
                    Masco Corp.                                    150,000         5,662       .02

                    Chemicals (3.93%)
                    E.I. du Pont de Nemours and Co.              7,142,500       757,998      2.69
                    Monsanto Co.                                 3,050,000       130,388       .46
                    PPG Industries, Inc.                         2,350,000       127,781       .46
                    Sherwin-Williams Co.                         3,000,000        90,750       .32
                                                                               1,106,917      3.93

                    Forest Products & Paper (2.47%)
                    International Paper Co.                     10,450,000       441,513      1.57
                    Louisiana-Pacific Corp.                      5,380,000       100,202       .35
                    Westvaco Corp.                               5,501,350       154,038       .55
                                                                                 695,753      2.47

                    Metals: Nonferrous (.23%)
                    Phelps Dodge Corp.                             850,000        65,237       .23
                    Total Materials                                            1,873,569      6.65

Capital             Aerospace & Military Technology (1.24%)
Equipment           Boeing Co.                                     585,820        57,776       .20
                    Raytheon Co.                                 4,750,000       207,219       .74
                    United Technologies Corp.                    1,100,000        83,188       .30
                                                                                 348,183      1.24

                    Data Processing & Reproduction (.93%)
                    Xerox Corp.                                  4,240,000       260,760       .93

                    Electrical & Electronics (.70%)
                    Emerson Electric Co.                         1,700,000        86,275       .31
                    General Electric Co.                         1,000,000       110,875       .39
                                                                                 197,150       .70

                    Electronic Components (.16%)
                    Thomas & Betts Corp.                         1,020,000        46,282       .16

                    Energy Equipment (.18%)
                    Dresser Industries, Inc.                     1,700,000        50,788       .18%

                    Industrial Components (3.12%)
                    Dana Corp.                                   3,150,000       100,406       .35
                    Eaton Corp.                                  2,100,000       157,238       .56
                    Echlin Inc.                                  3,000,000        97,875       .35
                    Genuine Parts Co.                            5,587,500       180,895       .64
                    Goodyear Tire & Rubber Co.                   2,200,000       115,775       .41
                    Rockwell International Corp.                 1,235,000        82,128       .29
                    TRW Inc.                                     2,800,000       145,950       .52
                                                                                 880,267      3.12

                    Machinery & Engineering (.87%)
                    Caterpillar Inc.                             1,816,100       161,633       .57
                    Ingersoll-Rand Co.                             675,000        33,159       .12
                    Parker Hannifin Corp.                        1,000,000        49,750       .18
                                                                   244,542           .87

                    Total Capital Equipment                                    2,027,972      7.20

Consumer            Appliances & Household Durables (.08%)
Goods               Maytag Corp.                                 1,000,000        22,875       .08

                    Beverages (.90%)
                    PepsiCo, Inc.                                7,257,100       253,092       .90

                    Food & Household Products (3.21%)
                    Colgate-Palmolive Co.                          800,000        88,800       .32
                    CPC International Inc.                       2,120,200       175,181       .62
                    General Mills, Inc.                          5,115,600       317,167      1.13
                    Kellogg Co.                                  2,207,700       153,987       .55
                    Procter & Gamble Co.                           750,000        94,313       .33
                    Sara Lee Corp.                               1,750,000        73,500       .26
                                                                                 902,948      3.21

                    Health & Personal Care (11.87%)
                    American Home Products Corp.                 7,600,000       503,500      1.79
                    Bristol-Myers Squibb Co.                     4,450,000       291,475      1.03
                    Johnson & Johnson                            1,000,000        61,250       .22
                    Kimberly-Clark Corp.                         4,440,000       227,550       .81
                    Eli Lilly and Co.                            6,002,300       527,452      1.87
                    McKesson Corp.                                 375,000        27,141       .10
                    Merck & Co., Inc.                            4,700,000       425,350      1.51
                    Pfizer Inc                                   2,001,600       192,154       .68
                    Pharmacia & Upjohn, Inc.                     6,339,500       187,808       .67
                    Schering-Plough Corp.                        2,750,000       220,000       .78
                    Tambrands Inc.                               1,067,800        50,186       .18
                    Warner-Lambert Co.                           6,414,200       628,591      2.23
                                                                               3,342,457     11.87


                    Recreation & Other Consumer Products (.15%)
                    Eastman Kodak Co.                              500,000    $   41,750       .15%

                    Textiles & Apparel (.15%)
                    VF Corp.                                       600,000        43,275       .15
                    Total Consumer Goods                                       4,606,397     16.36

Services            Broadcasting & Publishing (.37%)
                    Dow Jones & Co., Inc.                          602,500        24,401       .09
                    Gannett Co., Inc.                              900,000        78,525       .28
                                                                                 102,926       .37

                    Business & Public Services (3.65%)
                    Browning-Ferris Industries, Inc.             8,880,000       251,970       .89
                    Cognizant Corp.                              5,356,100       174,743       .62
                    Deluxe Corp.                                   600,000        18,375       .07
                    Dun & Bradstreet Corp.                       6,938,300       170,856       .61
                    Pitney Bowes Inc.                            2,600,000       166,400       .59
                    WMX Technologies, Inc.                       8,306,200       243,994       .87
                                                                               1,026,338      3.65

                    Merchandising (3.81%)
                    Albertson's, Inc.                            5,465,000       180,345       .64
                    J.C. Penney Co., Inc.                       10,242,900       489,098      1.74
                    Walgreen Co.                                   880,100        40,485       .14
                    Wal-Mart Stores, Inc.                       12,900,000       364,425      1.29
                                                                               1,074,353      3.81

                    Telecommunications (8.59%)
                    Ameritech Corp.                             11,212,300       685,352      2.43
                    AT&T Corp.                                  20,250,000       678,375      2.41
                    Bell Atlantic Corp.                          1,472,100        99,735       .35
                    GTE Corp.                                    2,000,000        91,750       .33
                    SBC Communications Inc.                      3,707,175       205,748       .73
                    Sprint Corp.                                 1,200,000        52,650       .19
                    U S WEST Communications Group               17,270,000       606,609      2.15
                                                                               2,420,219      8.59

                    Transportation: Rail (2.00%)
                    CSX Corp.                                    1,100,000        51,288       .18
                    Norfolk Southern Corp.                       2,520,000       226,485       .81
                    Union Pacific Corp.                          4,470,200       284,975      1.01
                                                                                 562,748      2.00
                    Total Services                                             5,186,584     18.42

Finance             Banking (15.23%)
                    Banc One Corp.                               3,330,100       141,113       .50
                    Bank of New York Co., Inc.                  13,800,000       545,100      1.94
                    BankAmerica Corp.                            2,275,000       265,891       .94
                    Bankers Trust New York Corp.                 1,940,000       157,868       .56
                    Barnett Banks, Inc.                          1,850,000        90,419       .32
                    Chase Manhattan Corp.                        3,900,000       361,238      1.28%
                    Comerica Inc.                                  546,200        31,953       .11
                    CoreStates Financial Corp                    6,050,000       306,281      1.09
                    First Chicago NBD Corp.                      5,300,000       298,125      1.06
                    First Union Corp.                            2,575,000       216,300       .77
                    Fleet Financial Group, Inc.                  6,717,400       409,761      1.45
                    KeyCorp                                      2,000,000       104,250       .37
                    J.P. Morgan & Co. Inc.                       2,530,000       257,744       .92
                    National City Corp.                          2,350,000       114,562       .41
                    NationsBank Corp.                            5,700,000       344,137      1.22
                    Norwest Corp.                                4,000,000       199,500       .71
                    PNC Bank Corp.                               4,400,000       180,950       .64
                    Signet Banking Corp.                         1,400,000        43,225       .15
                    SunTrust Banks, Inc.                         2,000,000       101,500       .36
                    Wachovia Corp.                               2,053,700       120,141       .43
                                                                               4,290,058     15.23

                    Financial Services (3.70%)
                    American Express Co.                         3,300,000       217,388       .77
                    Beneficial Corp.                             2,548,180       163,084       .58
                    Federal National Mortgage Assn.              7,300,000       300,212      1.07
                    Household International, Inc.                4,103,300       361,090      1.28
                                                                               1,041,774      3.70

                    Insurance (6.20%)
                    Aetna Inc.                                   2,400,000       218,700       .78
                    Allstate Corp.                               5,400,000       353,700      1.25
                    American General Corp.                       5,400,000       235,575       .84
                    CIGNA Corp.                                  1,050,000       157,894       .56
                    General Re Corp.                             1,905,000       318,611      1.13
                    Lincoln National Corp.                       2,600,000       145,600       .52
                    Marsh & McLennan Companies, Inc.             1,100,000       132,550       .47
                    St. Paul Companies, Inc.                     2,725,000       182,575       .65
                                                                               1,745,205      6.20
                    Total Finance                                              7,077,037     25.13

Multi-Industry      Multi-Industry (.56%)
                    AlliedSignal Inc.                            1,075,000        77,669       .28
                    Minnesota Mining and Manufacturing Co.         500,000        43,500       .15
                    Whitman Corp.                                1,625,000        37,578       .13
                    Total Multi-Industry                                         158,747       .56

Miscellaneous       Common stocks in initial period of
                       acquisition                                               738,790      2.62

                    TOTAL INVESTMENT SECURITIES
                       (cost: $18,455,562,000)                                27,139,010     96.36

                    Excess of United States Treasury bills,
                       cash, and receivables over payables                     1,025,986      3.64

                    NET ASSETS                                               $28,164,996    100.00%

See Notes to Financial Statements



Financial Statements

Statement of Assets and Liabilities

April 30, 1997                                      (dollars in thousands)

Assets:
Investment securities at market
  (cost: $18,455,562)                                          $27,139,010
United States Treasury bills
  (cost: $1,000,298)                                             1,000,364
Cash                                                                   106
Receivables for-
  Sales of investments                         $281,244
  Sales of Fund's shares                         48,675
  Dividends and interest                         58,279            388,198
                                                                28,527,678

Liabilities:
Payables for-
  Purchases of investments                      327,084
  Repurchases of Fund's shares                   17,288
  Management services                             6,980
  Accrued expenses                               11,330            362,682

Net Assets at April 30, 1997-
  Equivalent to $25.93 per share on
  1,086,206,095 shares of $1 par value
  capital stock outstanding (authorized
  capital stock - 2,000,000,000 shares)                        $28,164,996

Statement of Operations
for the year ended April 30, 1997                    (dollars in thousands)

Investment Income:
Income:
  Dividends                                $   721,101
  Interest                                      51,652       $     772,753

Expenses:
  Investment management fee                     49,383
  Business management fee                       28,014
  Distribution expenses                         52,997
  Transfer agent fee                            16,906
  Reports to shareholders                          790
  Registration statement and prospectus          1,857
  Postage, stationery and supplies               3,837
  Directors' and Advisory Board fees               478
  Auditing and legal fees                          124
  Custodian fee                                    297
  Other expenses                                   180             154,863
  Net investment income                                            617,890

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                                1,465,728
Net unrealized appreciation:
  Beginning of year                          5,887,714
  End of year                                8,683,514
    Net change in unrealized
      appreciation                                               2,795,800
  Net realized gain and change in
    unrealized appreciation                                      4,261,528

Net Increase in Net Assets
  Resulting from Operations                                     $4,879,418


Statement of Changes in Net Assets
                                                    Year ended April 30
(dollars in thousands)                           1997               1996

Operations:
Net investment income                     $     617,890      $     522,254
Net realized gain on investments              1,465,728          1,227,501
Net change in unrealized
  appreciation on investments                 2,795,800          2,757,898
  Net Increase in Net Assets
    Resulting from Operations                 4,879,418          4,507,653
Dividends and Distributions Paid to
  Shareholders:
Dividends from net investment income          (607,336)          (503,739)
Distributions from net realized gain
  on investments                            (1,174,688)          (879,840)
  Total Dividends and Distributions         (1,782,024)        (1,383,579)

Capital Share Transactions:
Proceeds from shares sold:
  215,746,819 and 172,566,749
  shares, respectively                        5,311,956          3,741,201
Proceeds from shares issued in rein-
  vestment of net investment income
  dividends and distributions of net
  realized gain on investments:
  67,871,052 and 61,317,672 shares,
  respectively                                1,671,650          1,323,273
Cost of shares repurchased:
  105,990,667 and 89,667,381
  shares, respectively                      (2,605,406)        (1,924,927)
  Net Increase in Net Assets Resulting
    from Capital Share Transactions           4,378,200          3,139,547

Total Increase in Net Assets                  7,475,594          6,263,621

Net Assets:
Beginning of year                            20,689,402         14,425,781
End of year (including undistributed
  net investment income: $82,498 and
  $71,944, respectively)                    $28,164,996        $20,689,402


See Notes to Financial Statements


Notes to Financial Statements

1    Washington Mutual Investors Fund (the "Fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The following paragraphs summarize the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

          Investment securities are stated at market value based upon closing sales prices reported on a national securities exchange on each valuation date or, for listed securities having no sales reported, upon last-reported bid prices on that date. Treasury bills with remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills with 60 days or less to maturity are valued at amortized cost, which approximates market value.

          As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

          Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $297,000 included $22,000 that was paid by these credits rather than in cash.

2    It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of April 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,683,514,000, of which $9,009,917,000 related to appreciated securities and $326,403,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $19,455,860,000 at April 30, 1997.

3    Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Fund, was paid a fee of $28,014,000 for business management services. The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding

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$12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion, and 0.075% of such assets in excess of $21 billion. Under this agreement all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $815,000 on its retail sales of shares and under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. All officers of the Fund and five of its directors are affiliated with The Johnston-Lemon Group, Incorporated. Capital Research and Management Company, investment manager of the Fund, was paid a fee of $49,383,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; and 0.195% of such assets in excess of $21 billion.

     Pursuant to a Plan of Distribution, the Fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts and reimbursements to American Funds Distributors, Inc. (AFD), the principal underwriter of the Fund's shares, for its activities and expenses related to the sales of Fund shares or servicing of shareholder accounts. During the year ended April 30, 1997, distribution expenses under the Plan were $52,997,000 including accrued expenses of $9,282,000.

     American Funds Service Company, the transfer agent for the Fund, was paid a fee of $16,906,000. AFD has informed the Fund that it has received $22,625,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

     Directors and Advisory Board members of the Fund who are unaffiliated with WMC may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 1997, aggregate amounts deferred and earnings thereon were $215,000.

4    As of April 30, 1997, accumulated undistributed net realized gain on investments was $947,123,000 and additional paid-in capital was $17,365,655,000.

     The Fund made purchases and sales of investment securities, excluding short-term securities, of $7,778,144,000 and $4,733,698,000, respectively, during the year ended April 30, 1997.

     The Fund owns 5.4% of the outstanding voting securities of Westvaco Corp. and is thus considered an affiliate as defined in the Investment Company Act of 1940.


Per-Share Data and Ratios

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                                                                             Year ended April 30
                                                                  1997      1996      1995      1994      1993

Net Asset Value, Beginning of Year                               $22.77    $18.87    $17.11    $17.59    $16.22

   Income from Investment Operations:
     Net investment income                                          .62       .63       .63       .59       .56
     Net realized and unrealized gain
       (loss) on investments                                       4.36      4.98      2.16      (.12)     1.55
       Total income from investment
       operations                                                  4.98      5.61      2.79       .47      2.11

   Less Distributions:
     Dividends from net investment income                          (.62)     (.62)     (.62)     (.56)     (.56)
     Distributions from net realized gains                        (1.20)    (1.09)     (.41)     (.39)     (.18)
       Total distributions                                        (1.82)    (1.71)    (1.03)     (.95)     (.74)
Net Asset Value, End of Year                                     $25.93    $22.77    $18.87    $17.11    $17.59

Total Return<F1>                                                  22.43%    30.40%    17.01%     2.55%    13.36%

Ratios/Supplemental Data:
   Net assets, end of year (in millions)                         $28,165   $20,689   $14,426   $12,405   $11,306
   Ratio of expenses to average
     net assets                                                     .64%      .66%      .69%      .69%      .70%
   Ratio of net income to average
     net assets                                                    2.56%     2.98%     3.57%     3.29%     3.33%
   Average commissions paid<F2>                                    5.29cents 6.24cents 6.87cents 6.85cents 7.49cents
   Portfolio turnover rate                                        20.41%    23.41%    25.45%    23.86%    18.60%

<F1> Excludes maximum sales charge of 5.75% of the Fund's offering price.
Total Return figure for 1993 has been revised. Previously shown for that year was 13.38%.

<F2> Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. Shares traded on a principal basis are excluded.

Report of Independent Accountants

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To the Board of Directors and Shareholders of Washington Mutual Investors
Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


(Signature)


Los Angeles, California
May 30, 1997


Tax Information
(Unaudited)

During the fiscal year ended April 30, 1997, 100% of the dividends paid by the Fund from net investment income earned qualified for the corporate dividends-received deduction. Six percent of such dividends paid by the Fund represent interest on direct U.S. Treasury obligations. This information is given to meet certain requirements of the Internal Revenue Code.
Directors

Stephen Hartwell
Chairman of the Board
Chairman,
Washington Management
Corporation

John A. Beck
Of Counsel,
Reed Smith Shaw & McClay

Thomas J. Owen
President and Chief
Executive Officer,
Cafritz Company

Margita E. White
President,
Association for Maximum
Service Television Inc.

James H. Lemon, Jr.
Vice Chairman of the Board
Chairman and
Chief Executive Officer,
The Johnston-Lemon
Group, Incorporated

Fred J. Brinkman
Retired Senior Partner,
Arthur Andersen, LLP

Jean Head Sisco
Partner,
Sisco Associates

Stephen G. Yeonas
Chairman and
Chief Executive Officer,
Stephen G. Yeonas Company

Harry J. Lister
President of the Fund
Director and President,
Washington Management Corporation

Daniel J. Callahan III
Vice Chairman and
Treasurer,
The Morris and Gwendolyn
Cafritz Foundation

T. Eugene Smith
President,
T. Eugene Smith Inc.

Cyrus A. Ansary
President,
Investment Services
International Co.

James C. Miller III
Counselor,
Citizens for a Sound Economy

Leonard P. Steuart II
Vice President,
Steuart Investment Company

Advisory Board

Charles A. Bowsher
Retired Comptroller General of the United States

J. Knox Singleton
President,
INOVA Health Systems

Mary K. Bush
President,
Bush & Company

William B. Snyder
Chairman, President and
Chief Executive Officer,
Southern Heritage
Holdings, Inc. and
Merastar Corporation

Vernon W. Holleman, Jr.
President,
Vernon W. Holleman, Jr., Co.

Robert F. Tardio
Independent Consultant

Katherine D. Ortega
Former Treasurer of the United States


Directors Emeritus

Bernard J. Nees
Chairman Emeritus
Director Emeritus and
Executive Vice President,
Johnston, Lemon & Co.
Incorporated

Charles T. Akre
Of Counsel,
Miller & Chevalier,
Chartered

Dr. Nathan A. Baily
Management, Marketing
and Education Consultant
Frank M. Ewing
Chairman and President,
Frank M. Ewing Co., Inc.


Other Officers

Howard L. Kitzmiller
Senior Vice President,
Secretary  and  Assistant Treasurer of the Fund
Director, Senior Vice President, Secretary and
Assistant Treasurer,
Washington Management Corporation

Ralph S. Richard
Vice President and
Treasurer of the Fund
Executive Vice President,
Johnston, Lemon & Co.
Incorporated

Lois A. Erhard
Vice President of the Fund
Vice President,
Washington Management Corporation

Michael W. Stockton
Assistant Vice President,
Assistant Secretary and
Assistant Treasurer of the Fund
Assistant Vice President and Assistant Treasurer,
Washington Management Corporation

We welcome Messrs. Brinkman, Callahan and Steuart, who were recently appointed to the Board of Directors and Ms. Ortega and Messrs. Bowsher and Singleton, who were appointed to the Advisory Board.

Offices of the Fund and of the Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC  20005-3585
202/842-5665

Investment Manager
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA  90071-1443
135 South State College Boulevard
Brea, CA  92821-5804

Transfer Agent
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, CA  92822-2205

P.O. Box 659522
San Antonio, TX  78265-9522

P.O. Box 6007
Indianapolis, IN  46206-6007

P.O. Box 2280
Norfolk, VA  23501-2280

Custodian
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY  10081-0001

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC  20005-2216

Independent Accountants
Price Waterhouse LLP
400 South Hope Street
Los Angeles, CA  90071-2889

Principal Underwriter
American Funds Distributors, Inc.
333 South Hope Street

Los Angeles, CA  90071-1462

For information about your account or any of the Fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

Photographs courtesy of Mount Vernon Ladies' Association unless otherwise noted.

Page

1. Survey of turnip field by George Washington, February 27, 1747

2. George Washington's surveying compass

3. Segment of cover illustration

6. Engraving, "Washington the Surveyor" by Bancroft

7. Top-Five Mount Vernon farms (Courtesy of Huntington Library)
   1798 map of town of Alexandria

8. "Washington Reviewing the Western Army at Fort Cumberland, Maryland." By Kemmelmeyer, 1800.(C) (Courtesy of Metropolitan Museum of Art)

9. Top-The Planning of Washington, 1791, 1931 oil on canvas by Garnet W. Jex, The George Washington University Permanent Collection (Courtesy The Dimock Gallery)

Engraving, "Washington Crossing the Allegheny," December 1753, with frontiersman Christopher Gist

10. George Washington's crest

17. George Washington's drafting tools, comprised of a parallel rule, square, ivory scales, protractor, dividers, inking pen and porcelain cups in leather case with doeskin lining

18. Evolution of Mount Vernon mansion

19. George Washington's signature on Potomac Company manuscript, October
1787

Inside Back Cover. Engraving "Washington As a Surveyor" by Darley

Design and Production by Alumena, Inc., Washington, D.C .
Cover Illustration: Ralph Butler
This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

WMIF-011-0697                      (Logo)
                                   Printed on recycled paper

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Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC  20005
202/842-5665